FTIT P-1
                       SUPPLEMENT DATED SEPTEMBER 1, 2001
                              TO THE PROSPECTUS OF
                               FRANKLIN TEMPLETON
                               INTERNATIONAL TRUST

                   (Templeton Foreign Smaller Companies Fund
                       and Templeton Pacific Growth Fund)
                               DATED MARCH 1, 2001

The prospectus is amended as follows:

1. The first paragraph of the Main Investment Strategies section on page 2 has been replaced with the following:

 MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of smaller companies located outside the U.S. The Fund's manager considers smaller companies to be generally those with market capitalization of $2 billion or less at the time of purchase. In some emerging markets, the Fund may invest in companies that qualify as smaller companies but that still are among the largest in the market. The Fund may also invest a portion of its assets in the equity securities of larger foreign companies.


                           Please keep this supplement
                             for future reference.